UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

HOOKIPA PHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38869	81-5395687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 72nd Floor, Suite 7240
New York, New York	10118
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +43 1 890 63 60

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001	HOOK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Effective February 1, 2022, the Chief Executive Officer, Chief Financial Officer and Chief Medical Officer of HOOKIPA Pharma Inc. (the “Company”), along with other members of the Company’s executive team (the “Executive Team”), waived a portion of their base salaries, for the six months ending June 30, 2022. In exchange for such waiver of salary, each such officer received that number of shares of the Company’s fully vested common stock having a value equal to their foregone salary (determined based on a fixed price of $3.00 per share), resulting in the issuance of an aggregate of 112,549 shares of common stock. Pursuant to such waiver, the Company’s Chief Executive Officer, Joern Aldag, waived 50 percent of his base salary for the six months ending June 30, 2022 in exchange for a commensurate stock grant of 47,824 fully vested shares of common stock. The Company’s Chief Financial Officer, Reinhard Kandera, and Chief Medical Officer, Igor Matushansky, each waived 20 percent of their base salaries for the six months ending June 30, 2022 in exchange for a commensurate stock grant of 14,056 and 14,933 fully vested shares of common stock, respectively. All of the officers noted above, along with other members of the Executive Team, also received 50 percent of their 2021 annual bonus in the form of a stock option grant, determined based on a value of $3.00 per share, resulting in the issuance of a total number of 145,071 options. Messrs. Aldag and Kandera and Dr. Matushansky each received 39,853, 23,427 and 24,888 options, respectively. The granted options have an exercise price of $1.50 per share, the closing price of the Company’s common stock on January 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOOKIPA Pharma Inc.

Date: February 1, 2022	By:	/s/ Joern Aldag
Joern Aldag
Chief Executive Officer
(Principal Executive Officer)

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